December 19, 2022

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF

SUMMARY PROSPECTUS

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund (including the Fund’s SAI) online at www.nb.com/ETF. You can also get this information at no cost by calling 877-628-2583 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your financial intermediary or any financial intermediary authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 19, 2022 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks long term capital appreciation.

FEES AND EXPENSES

These tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.65
Other expenses[1]	0.00
Total annual operating expenses	0.65
Management fee waiver[2]	0.10
Total annual operating expenses after fee waiver	0.55

[1]	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
[2]	Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”) has contractually undertaken to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The undertaking lasts until 4/8/2024 and may not be terminated during its term without the consent of the Board of Trustees.

Expense Example

The expense example can help you compare costs among funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

1 Year	3 Years
$56	$198

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the period from April 6, 2022 (commencement of operations) to the most recent fiscal year end, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies.

The Fund invests a significant portion of its assets in carbon transition companies, which it considers to be those companies that have, or in the Portfolio Managers’ view, are reasonably expected to have, at least 20% of their assets or revenue, committed to or derived from infrastructure that will facilitate global decarbonization and/or the reduction of other greenhouse gas emissions (such as through production, transportation, conversion, capture, utilization, and storage).

The balance of the Fund’s assets that satisfy the 80% test above will be invested in infrastructure companies, which it considers to be companies that own, operate, or are involved in the development, production, distribution, transportation, or servicing of industrial materials (including electrical equipment, machinery, chemicals, construction materials and equipment, steel, and timber), energy (including pipelines, natural gas and liquefied natural gas exports), utilities and renewable energy (including power

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

generators, equipment suppliers, electric utilities and multi-utilities), real estate investments (including warehouses, water, sewer and logistical facilities), and telecommunication networks (including cell towers, data centers and internet providers).

The Portfolio Managers seek to invest in carbon transition and infrastructure companies that they identify as focused on, or in the process of transitioning their activities to be focused on (e.g., through their investments in capital expenditures), one or more of the following:

(i)	low-carbon resources (i.e., issuers focused on producing renewable energy, such as solar, wind, geothermal, and green hydrogen, and the related storage and transport of these energies);

(ii)	electrification (i.e., issuers that help enable the replacement of technologies that use higher carbon emitting fuels with those that use low-carbon resources as a source of energy, including those that support smart grid and electric vehicle charging solutions as well as electricity transmission and distribution that help expand usage of low-carbon solutions); and

(iii)	carbon reduction solutions (i.e., issuers that directly facilitate the carbon reduction goals of infrastructure owners, including innovative raw materials, industrial gases, engineering and construction service providers, environmental services providers, and environmental technology providers).

While the Fund seeks to avoid companies whose business materially involves the exploration and production of fossil fuels, the Fund may invest in companies which have limited thermal coal exposure, but in such cases the Portfolio Managers would invest solely in those issuers that are transitioning their business models, products or services along a decarbonization pathway as identified through the universe and portfolio construction processes described below. Investments by the Fund in securities issued by companies that have more than 25% of revenue derived from thermal coal mining or are expanding new thermal coal power generation are subject to formal review and approval by the Manager’s Environmental, Social and Governance (“ESG”) Committee.

Universe Construction: The Portfolio Managers seek to identify carbon transition and infrastructure companies with, among other characteristics, current or projected assets and revenues relative to carbon transition initiatives, actual or planned capital expenditures or increases in R&D budgets related to carbon transition initiatives; and increases in allocations to certain other operating expenses that represent a material economic tie to carbon transition initiatives (e.g., sales, general and administrative, and recruiting efforts). In constructing their investable universe, the Portfolio Managers utilize data analysis tools including machine learning, natural language process and algorithms, which evaluate publicly available company information.

Although carbon transition and infrastructure companies may be found in any industry or sector, the Fund will concentrate its investments in companies operating in one or more industries within the electrical equipment, chemicals, electric utilities, independent power, renewables, multi-utilities and construction and engineering groups of industries.

The Fund may invest in equity securities issued by U.S. and foreign (non-U.S.) companies, including companies located in emerging markets. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, and equity interests in real estate investment trusts (“REITs”), and China A-shares using the “connect programs” of local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program, the Shenzhen-Hong Kong Stock Connect Program or other similar programs. While the Fund may invest in companies of any market capitalization, the Fund typically invests in companies that have market capitalization greater than $500 million at time of purchase.

Portfolio Construction: The Portfolio Managers will utilize disciplined, fundamental, bottom-up securities analysis to identify those carbon transition and infrastructure companies within the Fund’s investable universe for investment. Inputs used in this bottom-up analysis include available company disclosed data and company sustainability reports, third party data, sector-specific considerations, and industry sources and trends as well as direct engagement with company management. This analysis seeks to identify carbon transition and infrastructure companies with certain characteristics, which may include some or all of the following: (i) stock prices which appear undervalued relative to long-term cash flow growth potential; (ii) companies that are deemed industry leaders represented by high market share, pricing power, or superior technology and/or business models relative to peers or new entrants; (iii) companies that demonstrate potential for significant improvement in their businesses (e.g., top line growth greater than peers, margin expansion and/or increased cash flow generation); (iv) strong financial characteristics, including growth, margins, and/or capital returns and historic valuations on metrics such as price to cash flow, price to earnings or price to book value; and (v) proven management track records.

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

As part of their fundamental investment analysis the Portfolio Managers consider ESG factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information including proactive engagement on ESG issues, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may enhance the Fund’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Portfolio Managers monitor their holdings and are focused on maintaining what they believe is an appropriate and attractive risk/reward balance with a disciplined sell process that acts quickly and dispassionately to address both positive and negative outcomes. A position is typically trimmed or exited for the following reasons: to harvest gains from significant short-term price appreciation, the achievement of a price target or elevated valuations, identification of a better idea, to minimize potential risks, an adverse regulatory or policy development, a significant deterioration of fundamentals, or a change in management or operating strategy.

The Fund may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

The Fund will not change its strategy of normally investing at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and ESG factors.

The Fund is not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Carbon Transition Risk. Carbon Transition companies may be more volatile than more established companies. These companies may be dependent on government regulation and subsidies related to the reducing greenhouse gas emissions. If government subsidies and incentives for reducing greenhouse gas emissions are reduced or eliminated, the demand for the services provided by Carbon Transition companies may be negatively impacted. In addition, changes in U.S., European and other governments’ policies towards reducing greenhouse gas emissions may have an adverse impact on these companies. Carbon Transition companies may be small, have a limited operating history, limited resources and may never operate profitably without government or regulatory support. In addition, new and emerging technologies may have a significant impact on these companies, which may not be possible to predict.

Risks of Investments in China A-shares through Stock Connect Programs. There are significant risks inherent in investing in China A-shares through “Connect Programs” of local stock exchanges in China, namely the Shanghai-Hong Kong Stock Connect Program (“Shanghai Connect Program”) and the Shenzhen-Hong Kong Stock Connect Program (“Shenzhen Connect Program”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. The Connect Programs are subject to daily quota limitations, and an

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. If either one or both markets involved in a particular Connect Program are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-shares in a timely manner under such Connect Program, which could adversely affect the Fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Programs.

Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Programs. The future impact of this integration of Chinese and foreign markets is unclear and the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk -- that is, the value of convertible securities will move in the direction opposite to movements in interest rates; they are subject to the risk that the issuer will not be able to pay interest or dividends when due; and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Depositary Receipts Risk. Depositary receipts are certificates issued by a financial institution evidencing ownership of underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in the underlying foreign securities. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities.

ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possible face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and NYSE Arca, Inc. (“Exchange”) are open, there are likely to be deviations between current pricing of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Foreign Exposure Risk. Securities issued by U.S. entities with substantial foreign operations or holdings, or issued by foreign entities listed on a U.S. exchange, may involve additional risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

Industry Concentration Risk. The Fund concentrates its investments in a particular industry or group of industries and has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

Infrastructure Risk. Infrastructure companies may be adversely affected by a variety of factors that impact their business or operations, including higher than expected costs in connection with projects, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, and the effects of government regulation and other factors. Additionally, infrastructure companies may be adversely impacted by rising interest rates, governmental regulation of rates charged to customers, service interruptions due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities and may grow at a slower rate. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, less publicly available information, less stable earnings, and limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile, which at times can be rapid and unpredictable, and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector, during market downturns, or by adverse publicity and investor perceptions.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

REITs and Other Real Estate Companies Risk. REITs and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; casualty or condemnation losses; or other economic, social, political, or regulatory matters affecting the real estate industry. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation.

Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, (“Code”) or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Sector Risk. In addition to the Fund’s policy regarding concentration within the electrical equipment, chemicals, electric utilities, independent power, renewables, multi-utilities and construction and engineering groups of industries, from time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. The sectors in which Carbon Transition and Infrastructure companies are found may change in the future, and the sectors in which the Fund invests may change with such change in sectors. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Additional risks associated with certain types of sectors are discussed below:

Energy Sector Risk. Companies operating in the energy sector may be cyclical and highly dependent on energy prices. They may be adversely impacted by general economic conditions, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil and other energy price volatility, energy conservation efforts, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Industrial Sector Risk. Companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

Materials Sector Risk. Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.

Utilities Sector Risk. Companies in the utilities sector may be adversely affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact these companies. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

similar to companies in the industrials sector. The utilities sector also can be significantly affected by financing difficulties, changes in taxation, natural resource conservation, and commodity price fluctuations.

Renewable and alternative energy companies in the utilities sector can be significantly affected by obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices, and supply and demand of alternative energy fuels and energy conservation.

Value Stock Risk. Value stocks may remain undervalued for extended periods of time, may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or the portfolio management team’s assumptions about intrinsic value or potential for appreciation may be incorrect. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.

Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

A summary of the Fund’s additional principal investment risks is as follows:

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com/ETF or call (877)-628-2583 for performance information. Past performance (before and after taxes) is not a prediction of future results.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”) is the Fund’s investment manager.

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

PORTFOLIO MANAGERS

The Fund is managed by Timothy Creedon, CFA (Managing Director of the Manager), Jared Mann, CFA (Managing Director of the Manager), Hari Ramanan (Managing Director of the Manager), Ronald B. Silvestri (Managing Director of the Manager) and James Tyre (Senior Vice President of the Manager). They have managed the Fund since its inception in April, 2022.

BUYING AND SELLING SHARES

The Fund issues and redeems Shares at its NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants who have entered into contractual arrangements with the Fund’s distributor.

Individual Shares (rather than Creation Units) of a Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price and most investors will buy and sell Shares of the Fund on such an exchange. These transactions do not involve the Fund. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of a Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on NYSE Arca, Inc.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying and selling shares of the Fund through a broker/dealer.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.nb.com/ETF.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with the Manager), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary and its employees to recommend the Fund over another investment. Ask your financial intermediary or visit its website for more information.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC or Neuberger Berman Group LLC. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

NEUBERGER BERMAN CARBON TRANSITION & INFRASTRUCTURE ETF	December 19, 2022

SEC File Number: 811-23761

X0118 12/22